UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

Steven I. Koszalka

American Funds Inflation Linked Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Invest with the
goal of preserving
purchasing power.

American Funds Inflation Linked Bond Fund® Annual report for the year ended November 30, 2015

American Funds Inflation Linked Bond Fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2015 (the most recent calendar quarter-end):

	Cumulative	Average annual
	total return	total return
Lifetime
Class A shares	1 year	(since 12/14/12)

Reflecting 2.50% maximum sales charge	–3.67%	–2.47%

The fund’s estimated gross expense ratio for Class A shares is 0.80% as of the prospectus dated February 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Where applicable, investment results reflect fee reimbursements, without which results would have been lower.

The fund’s 30-day yield for Class A shares as of December 31, 2015, reflecting the 2.50% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was –0.34% (–0.35% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates. Inflation-linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation-linked securities will be directly correlated to changes in interest rates. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents
1	Letter to investors
3	The value of a $10,000 investment
4	About your fund
6	Investment portfolio
10	Financial statements
30	Board of trustees and other officers

Fellow investors:

American Funds Inflation Linked Bond Fund outpaced broad inflation-linked U.S. bond returns over its past fiscal year. The fund produced a negative total return of 1.25% for the 12 months ended November 30, 2015. Capital gains of about 4 cents and 1 cent a share were paid in December 2014 and January 2015, respectively. Fund investors who reinvested dividends of about 8 cents a share (paid in December 2014) earned an income return of 0.85%, the same as those who took dividends in cash.

The unmanaged Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index — a broad measure of the market in which the fund primarily invests — lost 1.77%. Issued by the U.S. Treasury, the values of TIPS are directly linked to the U.S. Consumer Price Index (CPI) for All Urban Consumers. Meanwhile, the Lipper Inflation-Protected Bond Funds Average (a peer group measure) recorded a 2.91% loss.

Market overview

As indicated by the Lipper result, the 12 months were challenging for investors in the inflation-linked bond market. Inflation was muted as energy prices fell for much of the period, which took a toll on inflation-linked bond market returns. As of November 30, 2015, the price of oil stood at around $40 a barrel — about a third lower than the price a year earlier. Breakeven inflation rates (the average inflation required over the life of a bond for TIPS and nominal Treasuries to generate the same total returns) had moved higher over the first half of 2015 before declining sharply as oil prices came under renewed downward pressure.

Bond markets were quite twitchy over the 12 months. Yields (which move inversely to bond prices) fluctuated sharply at times as investor sentiment waxed and waned. Uncertainty about the timing of a possible interest rate hike by the U.S. Federal Reserve (which eventually occurred on December 16, 2015, after the fund’s fiscal year-end) was a major driver of market volatility; market confidence also proved fragile in the face of uneven global growth — particularly slowing economic activity in China and tepid growth in the euro zone.

Results at a glance

For periods ended November 30, 2015, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
		Lifetime
	1 year	(since 12/14/12)

American Funds Inflation Linked Bond Fund (Class A shares)	–1.25%	–1.43%
Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index[1]	–1.77	–2.21
Lipper Inflation-Protected Bond Funds Average[2]	–2.91	–2.65

[1]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[2]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

American Funds Inflation Linked Bond Fund	1

Inside the portfolio

As of November 30, 2015, 86.39% of the fund’s net assets were invested in inflation-linked government bonds — mostly U.S. TIPS. Other investments included a variety of corporate issues, such as floating-rate notes that pay investors a variable interest rate. A range of corporate sectors are reflected in these holdings, including issues by energy, health care and financial companies.*

Over the period, we used macroeconomic and fundamental credit research to identify a range of opportunities that appeared to offer modest return potential. For example, we were able to generate investment gains by adjusting the portfolio’s interest rate exposure to benefit from yield curve steepening (put simply, a widening of the gap between the yields offered by Treasuries of shorter and longer maturity).

Consistent with the fund’s investment guidelines, the portfolio managers have made careful use of interest rate swaps. Used alongside investments in inflation-linked bonds, these financial instruments have, for example, helped the fund to gain more precisely targeted exposures to inflation. A complete list of fund holdings can be found beginning on page 6.

Looking forward

Overall, the U.S. economy is doing fairly well. We’re seeing many of the familiar characteristics of a period of economic expansion, but with less vigor than in some past recoveries. One of the reasons that growth has not accelerated may be that we have yet to see heavy capital expenditure by businesses.

This lack of spending is mildly disappointing and somewhat perplexing. It may, however, have a silver lining for longer term investors, creating the potential for pent-up inflation. Assuming that the economy continues to grow steadily, the limited investment by U.S. businesses (in equipment, facilities, new projects and other “fixed assets”) at present may mean that, in the future, supply of goods and services will be outstripped by demand as the economy grows, resulting in greater inflation. If inflation is unleashed down the road, this should bolster the total return potential of inflation-linked bonds.

Various other economic developments also may be laying the groundwork for a rise in inflation, even though various market indicators currently suggest a muted near-term outlook. For example, unemployment has declined to a level where labor cost inflation might be expected as businesses compete to retain and hire workers. The unemployment rate stood at 5.0% in November 2015, having hit this seven-year low in the preceding month. And though energy prices could decline further, they should stabilize or rise over time.

With all that in mind, the fund’s portfolio managers believe that TIPS currently offer attractive longer term return potential. It’s also our view that the yield curve will remain steep (or steepen further) as longer term yields maintain current levels or edge higher, and shorter term Treasury yields stay relatively low, anchored by Fed policy. Understandably, many market observers have been focused on the timing of the first rate hike in nearly a decade. However, the first move is arguably not nearly as important as the pace and magnitude of subsequent rate increases. In the view of this fund’s portfolio managers, there’s good reason to believe the Fed will adopt a very gradual approach to raising interest rates instead of working from past playbooks that included frequent rate increases.

Finally, we’d like to take this opportunity to thank you for making this fund — whose investment approach is designed to help preserve purchasing power — a part of your portfolio. Whereas stocks can sometimes offer a degree of inflation exposure, we have designed this fund to offer investors a targeted way to gain exposure to rising inflation. And, given its investment focus, the fund also offers distinctive diversification benefit potential in comparison to some other types of bond funds.

In its short history, we believe that American Funds Inflation Linked Bond Fund has demonstrated how research-driven diversified investing can add value. Going forward, we are committed to using active management to try to generate returns that have relatively low volatility and consistently outpace those of the broad TIPS market.

We invite you to look at About Your Fund on pages 4 and 5, where we offer additional insights into inflation and investing in inflation-linked bonds. We look forward to reporting to you again in six months.

Cordially,

David A. Hoag
President

January 14, 2016

For current information about the fund, visit americanfunds.com.

*	The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates. Inflation-linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation-linked securities will be directly correlated to changes in interest rates. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

2	American Funds Inflation Linked Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared for the period December 14, 2012, to November 30, 2015, with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Results of the Lipper Inflation-Protected Bond Funds Average do not reflect any sales charges.
[4]	For the period December 14, 2012, (commencement of operations) through December 31, 2012.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Total returns based on a $1,000 investment (for periods ended November 30, 2015)*

	Cumulative total return	Average annual total return
	1 year	Lifetime (since 12/14/12)

Class A shares	–3.73%	–2.29%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Where applicable, investment results reflect fee reimbursements, without which results would have been lower.

Although the fund has plans of distribution for some share classes, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund’s investment adviser. Expenses shown assume fees for distribution services were charged on these assets. However, because fees for distribution services were not charged on these assets, actual fund expenses were lower and total return was higher. See the “Plans of distribution” section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

American Funds Inflation Linked Bond Fund	3

About your fund

What is inflation and why does it matter for investors — particularly those that are at or close to retirement? To find out, we talk to David Hoag who, alongside Ritchie Tuazon, manages the fund’s portfolio.

Portfolio managers

David Hoag Portfolio manager Los Angeles 28 years of investment experience	Ritchie Tuazon Portfolio manager Los Angeles 16 years of investment experience

Years of experience as of February 1, 2016.

Q&A with portfolio manager David Hoag.

What is inflation and what causes it?

Inflation is the general rise in the prices of goods and services. Alternately, inflation can be viewed as the fall in the purchasing value of money. It’s the reason that a dollar today buys “less” than it did a few decades ago. As such, inflation is an economic factor that is relevant to every investor. Inflation occurs either when the demand for goods and services is greater than what the economy can provide, or when the cost of manufacturing goods and providing services increases because raw materials are more expensive or wages are on the rise.

Should soon-to-be and current retirees be especially mindful of inflation?

Definitely. Preserving purchasing power is particularly important to investors who are at or close to retirement. When drawing retirement income to cover everyday expenses, you want to ensure that you are able to do so in a sustainable way that reflects rising costs for things like food and gas. How much dedicated inflation protection an investor in or near retirement needs will vary with their particular circumstances. Still, we believe that, depending on the investor’s objectives, investing in an actively managed inflation-linked bond fund may be a sensible option.

What are TIPS?

Treasury Inflation Protected Securities, or TIPS, are bonds backed by the full faith and credit of the United States government. However, unlike standard Treasuries, the face value of TIPS and the interest they pay investors move up and down with inflation. Importantly, if there’s negative inflation (known as deflation) over the life of a TIPS bond, the investor is guaranteed to receive the initial amount that they paid for the bond. TIPS are designed to provide protection against inflation as measured by a variant of the Consumer Price Index (CPI), which tracks changes in the price level of a broad basket of consumer products.

4	American Funds Inflation Linked Bond Fund

Inflation can have many causes.

Inflation matters to investors because it can erode the purchasing power of cash and investment income, but why does it occur?

Rising costs due to:
•	Demand is constant, but prices go up (as often happens with gas, for example)
•	Increased costs for fuel and other raw materials
•	Broad wage increases
•	Natural disasters
•	Higher taxes or increased regulatory compliance costs for businesses
•	Exchange rates (for example, a weakening dollar may make some imports more costly)

Rising demand due to:

•	A growing economy
•	Expectation for inflation
•	Discretionary government spending
•	Major jumps in consumer spending (for example, due to innovation, new types of product)

American Funds Inflation Linked Bond Fund	5

Investment portfolio November 30, 2015

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	88.05%
AAA/Aaa	.28
AA/Aa	.02
A/A	2.66
BBB/Baa	2.08
Unrated	.17
Short-term securities & other assets less liabilities	6.74
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 93.26%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 88.05%
U.S. Treasury inflation-protected securities 85.94%
U.S. Treasury Inflation-Protected Security 0.125% 2017[1]	$9,010	$8,999
U.S. Treasury Inflation-Protected Security 0.125% 2018[1,2]	26,353	26,366
U.S. Treasury Inflation-Protected Security 1.875% 2019[1]	41,458	44,188
U.S. Treasury Inflation-Protected Security 0.125% 2020[1]	70,113	69,589
U.S. Treasury Inflation-Protected Security 1.375% 2020[1]	28,610	29,937
U.S. Treasury Inflation-Protected Security 0.625% 2021[1,2]	35,897	36,458
U.S. Treasury Inflation-Protected Security 1.125% 2021[1]	10,878	11,305
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	59,927	58,590
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	31,974	31,286
U.S. Treasury Inflation-Protected Security 0.125% 2023[1]	30,876	29,885
U.S. Treasury Inflation-Protected Security 0.375% 2023[1]	27,608	27,248
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	24,452	23,475
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	1,020	1,019
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	5,526	5,330
U.S. Treasury Inflation-Protected Security 0.375% 2025[1]	276,746	270,873
U.S. Treasury Inflation-Protected Security 2.375% 2025[1]	25,690	29,572
U.S. Treasury Inflation-Protected Security 2.00% 2026[1]	39,564	44,538
U.S. Treasury Inflation-Protected Security 2.375% 2027[1]	36,815	43,210
U.S. Treasury Inflation-Protected Security 1.99% 2028[1]	69,287	76,991
U.S. Treasury Inflation-Protected Security 2.50% 2029[1]	2,217	2,675
U.S. Treasury Inflation-Protected Security 0.649% 2043[1]	10,350	8,972
U.S. Treasury Inflation-Protected Security 0.75% 2045[1]	158,145	141,174
		1,021,680

6	American Funds Inflation Linked Bond Fund

	Principal amount (000)		Value (000)
U.S. Treasury 2.11%
U.S. Treasury 1.375% 2020		$4,552	$4,493
U.S. Treasury 1.375% 2020		20,000	19,734
U.S. Treasury 2.25% 2025		835	838
			25,065

Total U.S. Treasury bonds & notes			1,046,745

Corporate bonds & notes 4.52%
Energy 2.22%
Ecopetrol SA 5.375% 2026		2,820	2,570
Ecopetrol SA 5.875% 2045		545	430
Enbridge Energy Partners, LP 7.375% 2045		7,480	7,672
Ensco PLC 5.20% 2025		1,625	1,342
Halliburton Co. 3.375% 2022		1,770	1,782
Halliburton Co. 3.80% 2025		1,660	1,674
Petróleos Mexicanos 7.47% 2026[3]	MXN	199,130	10,913
			26,383

Financials 0.91%
ACE INA Holdings Inc. 4.35% 2045		$2,415	2,427
American Campus Communities, Inc. 3.35% 2020		1,270	1,273
American Express Co. 0.919% 2018[4]		300	299
Prologis, Inc. 3.75% 2025		2,395	2,403
WEA Finance LLC 3.25% 2020[3]		4,420	4,458
			10,860

Consumer staples 0.40%
Reynolds American Inc. 5.85% 2045		4,210	4,732

Health care 0.40%
AbbVie Inc. 4.50% 2035		560	546
AstraZeneca PLC 4.375% 2045		3,610	3,648
Gilead Sciences, Inc. 2.55% 2020		200	202
Pfizer Inc. 0.586% 2018[4]		300	299
			4,695

Information technology 0.28%
Microsoft Corp. 4.45% 2045		3,225	3,337

Industrials 0.20%
Lockheed Martin Corp. 3.10% 2023		290	291
Lockheed Martin Corp. 3.55% 2026		635	642
Lockheed Martin Corp. 4.50% 2036		400	408
Lockheed Martin Corp. 4.70% 2046		1,040	1,071
			2,412

Consumer discretionary 0.11%
21st Century Fox America, Inc. 4.95% 2045[3]		1,260	1,283

Total corporate bonds & notes			53,702

Bonds & notes of governments & government agencies outside the U.S. 0.49%
Colombia (Republic of) 5.00% 2045		600	528
Japanese Government, Series 18, 0.10% 2024[1]		¥616,800	5,306
South Africa (Republic of), Series 197, 5.50% 2023[1]	ZAR	622	55

Total bonds & notes of governments & government agencies outside the U.S.			5,889

Asset-backed obligations 0.17%
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[3,5,6]		$2,015	2,016

Total asset-backed obligations			2,016

American Funds Inflation Linked Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations 0.03%
Commercial mortgage-backed securities 0.03%
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.604% 2049[4,6]	$200	$208
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[4,6]	156	164

Total mortgage-backed obligations		372

Total bonds, notes & other debt instruments (cost: $1,123,678,000)		1,108,724

Short-term securities 1.54%
Colgate-Palmolive Co. 0.12% due 12/29/2015[3]	10,000	9,999
General Electric Co. 0.09% due 12/1/2015	3,300	3,300
Wal-Mart Stores, Inc. 0.12% due 12/11/2015[3]	5,000	5,000

Total short-term securities (cost: $18,299,000)		18,299
Total investment securities 94.80% (cost: $1,141,977,000)		1,127,023
Other assets less liabilities 5.20%		61,795

Net assets 100.00%		$1,188,818

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $13,281,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 11/30/2015 (000)
Purchases:
Mexican pesos	12/22/2015	Bank of America, N.A.	MXN284,155	$17,155	$(42)
Sales:
Japanese yen	12/22/2015	HSBC Bank	$5,032	¥618,000	7
Mexican pesos	12/22/2015	Bank of America, N.A.	$10,654	MXN177,000	(6)
					$ 1
Forward currency contracts — net					$(41)

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $2,515,722,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 11/30/2015 (000)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.461%	2/14/2016	$1,000	$— [7]
Receive	LCH.Clearnet	3-month USD-LIBOR	0.988	8/12/2017	60,000	88
Receive	LCH.Clearnet	3-month USD-LIBOR	1.223	11/7/2017	486,573	(185)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.9515	11/19/2017	173,000	95
Pay	LCH.Clearnet	3-month USD-LIBOR	1.885	11/6/2019	252,196	(222)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.41625	10/15/2020	80,000	(501)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.654	11/17/2020	45,000	203
Receive	LCH.Clearnet	3-month USD-LIBOR	1.5975	11/27/2020	86,000	133
Receive	LCH.Clearnet	3-month USD-LIBOR	1.569	12/2/2020	103,000	—
Receive	LCH.Clearnet	3-month USD-LIBOR	2.8	9/2/2022	280,000	1,938
Receive	LCH.Clearnet	3-month USD-LIBOR	2.75	9/2/2022	280,000	1,680
Pay	LCH.Clearnet	3-month USD-LIBOR	1.7095	10/30/2022	35,000	209
Pay	LCH.Clearnet	3-month USD-LIBOR	2.002	10/26/2025	33,000	182
Pay	LCH.Clearnet	3-month USD-LIBOR	2.084	12/1/2025	39,000	(50)

8	American Funds Inflation Linked Bond Fund

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 11/30/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.97125%	9/2/2030	$62,000	$(1,207)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.005	9/2/2030	62,000	(1,381)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.0925	2/3/2035	15,000	(783)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.636	8/19/2045	20,000	(479)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.683	8/20/2045	3,000	(103)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6565	8/21/2045	20,000	(569)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.715	9/11/2045	25,000	(1,029)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.5455	10/7/2045	18,500	(72)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.564	10/22/2045	10,000	(80)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.5715	10/22/2045	10,000	(96)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6305	11/10/2045	14,000	(316)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.705	11/12/2045	11,000	(429)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.563	11/27/2045	19,500	(148)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.5295	12/2/2045	21,000	—
						$(3,122)

Credit default swaps

The fund has entered into a credit default swap as shown in the following table. The average month-end notional amount of credit default swaps while held was $25,000,000.

Centrally cleared credit default swaps on credit indices — buy protection

Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Unrealized appreciation at 11/30/2015 (000)
CDX North American Investment Grade Index Series 24	Intercontinental Exchange, Inc.	1.00%	6/20/2020	$25,000	$226

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $27,005,000, which represented 2.27% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $33,669,000, which represented 2.83% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $2,016,000, which represented .17% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Amount less than one thousand.

Key to abbreviations and symbol

¥ = Japanese yen
MXN = Mexican pesos
ZAR = South African rand

See Notes to Financial Statements

American Funds Inflation Linked Bond Fund	9

Financial statements

Statement of assets and liabilities at November 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $1,141,977)		$1,127,023
Cash denominated in currencies other than U.S. dollars (cost: $365)		348
Cash		332
Unrealized appreciation on open forward currency contracts		7
Receivables for:
Sales of investments	$60,758
Sales of fund’s shares	507
Variation margin	709
Interest	3,205	65,179
		1,192,889
Liabilities:
Unrealized depreciation on open forward currency contracts		48
Payables for:
Purchases of investments	857
Repurchases of fund’s shares	1,106
Investment advisory services	327
Services provided by related parties	60
Trustees’ deferred compensation	1
Variation margin	1,329
Other	343	4,023
Net assets at November 30, 2015		$1,188,818

Net assets consist of:
Capital paid in on shares of beneficial interest		$1,198,768
Undistributed net investment income		6,061
Undistributed net realized gain		1,897
Net unrealized depreciation		(17,908)
Net assets at November 30, 2015		$1,188,818

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (125,578 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$89,203	9,440	$9.45
Class B	171	18	9.42
Class C	3,181	339	9.39
Class F-1	1,980	209	9.45
Class F-2	18,140	1,915	9.47
Class 529-A	2,421	256	9.45
Class 529-B	34	4	9.43
Class 529-C	497	53	9.39
Class 529-E	130	14	9.43
Class 529-F-1	216	23	9.47
Class R-1	79	8	9.42
Class R-2	160	17	9.41
Class R-2E	10	1	9.46
Class R-3	419	44	9.43
Class R-4	188	20	9.45
Class R-5E	10	1	9.45
Class R-5	213	23	9.47
Class R-6	1,071,766	113,193	9.47

See Notes to Financial Statements

10	American Funds Inflation Linked Bond Fund

Statement of operations
for the year ended November 30, 2015	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $48)		$8,782
Fees and expenses*:
Investment advisory services	$3,421
Distribution services	169
Transfer agent services	59
Administrative services	470
Reports to shareholders	22
Registration statement and prospectus	282
Trustees’ compensation	4
Auditing and legal	44
Custodian	8
Other	378
Total fees and expenses before reimbursements/waivers	4,857
Less reimbursements/waivers of fees and expenses:
Investment advisory services	56
Other	114
Total fees and expenses after reimbursements/waivers		4,687
Net investment income		4,095

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments	3,626
Forward currency contracts	1,825
Interest rate swaps	3,098
Credit default swaps	(134)
Currency transactions	(90)	8,325
Net unrealized (depreciation) appreciation on:
Investments	(19,876)
Forward currency contracts	(402)
Interest rate swaps	(2,703)
Credit default swaps	226
Currency translations	(12)	(22,767)
Net realized gain and unrealized depreciation		(14,442)

Net decrease in net assets resulting from operations		$(10,347)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

American Funds Inflation Linked Bond Fund	11

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30
	2015	2014
Operations:
Net investment income	$4,095	$4,086
Net realized gain	8,325	1,303
Net unrealized (depreciation) appreciation	(22,767)	6,173
Net (decrease) increase in net assets resulting from operations	(10,347)	11,562

Dividends and distributions paid to shareholders:
Dividends from net investment income	(5,108)	(46)
Distributions from net realized gain on investments	(3,117)	—
Total dividends and distributions paid to shareholders	(8,225)	(46)

Net capital share transactions	683,426	305,562
Total increase in net assets	664,854	317,078

Net assets:
Beginning of year	523,964	206,886
End of year (including undistributed net investment income: $6,061 and $4,583, respectively)	$1,188,818	$523,964

See Notes to Financial Statements

12	American Funds Inflation Linked Bond Fund

Notes to financial statements

1. Organization

American Funds Inflation Linked Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

On January 23, 2015, the fund made classes F-1, F-2, 529-A, 529-E, 529-F-1, R-1, R-2, R-2E, R-3, R-4 and R-5 available for sale. The fund made classes B, C, 529-B and 529-C available only by exchange from an equivalent class of shares of another fund in the American Funds family.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

American Funds Inflation Linked Bond Fund	13

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

14	American Funds Inflation Linked Bond Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At November 30, 2015, all of the fund’s investments were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

American Funds Inflation Linked Bond Fund	15

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the fund may invest and the various risks associated with those derivatives is included in the fund’s statement of additional information under “Description of certain securities, investment techniques and risks.”

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

16	American Funds Inflation Linked Bond Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index.

American Funds Inflation Linked Bond Fund	17

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, November 30, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$7	Unrealized depreciation on open forward currency contracts	$48
Interest rate swaps	Interest	Net unrealized appreciation*	4,528	Net unrealized depreciation*	7,650
Credit default swaps	Credit	Net unrealized appreciation*	226	Net unrealized depreciation*	—
			$4,761		$7,698

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$1,825	Net unrealized depreciation on forward currency contracts	$(402)
Interest rate swaps	Interest	Net realized gain on interest rate swaps	3,098	Net unrealized depreciation on interest rate swaps	(2,703)
Credit default swaps	Credit	Net realized loss on credit default swaps	(134)	Net unrealized appreciation on credit default swaps	226
			$4,789		$(2,879)

*	Includes cumulative appreciation (depreciation) on interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only the current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps and credit default swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

18	American Funds Inflation Linked Bond Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
HSBC Bank	$7	$—	$—	$—	$7
Liabilities:
Bank of America, N.A.	$48	$—	$—	$—	$48

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2012, the year the fund commenced operations.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2015, the fund reclassified $2,491,000 from undistributed net realized gain to undistributed net investment income and $431,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$14,955
Undistributed long-term capital gains	1,305
Gross unrealized appreciation on investment securities	1,075
Gross unrealized depreciation on investment securities	(24,355)
Net unrealized depreciation on investment securities	(23,280)
Cost of investment securities	1,150,303

American Funds Inflation Linked Bond Fund	19

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Year ended November 30
Share class	2015	2014
Class A	$41	$1
Class B*	—
Class C*	—
Class F-1*	—
Class F-2*	—
Class 529-A*	—
Class 529-B*	—
Class 529-C*	—
Class 529-E*	—
Class 529-F-1*	—
Class R-1*	—
Class R-2*	—
Class R-2E*	—
Class R-3*	—
Class R-4*	—
Class R-5E†	—
Class R-5*	—
Class R-6	8,184	45
Total	$8,225	$46

*	This share class was offered beginning January 23, 2015.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.360% of average daily net assets. On March 9, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2015, decreasing the annual rate on daily net assets in excess of $500 million to 0.330%. CRMC voluntarily reduced investment advisory service fees to the approved rate. For the year ended November 30, 2015, total investment advisory services fees waived by CRMC were $56,000. As a result, the fee shown on the statement of operations of $3,421,000, which was equivalent to an annualized rate of 0.349% of average daily net assets, was reduced to $3,365,000, which was equivalent to an annualized rate of 0.344% of average daily net assets.

CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the year ended November 30, 2015, total fees and expenses reimbursed by CRMC were $114,000. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

20	American Funds Inflation Linked Bond Fund

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2015, unreimbursed expenses subject to reimbursement totaled $31,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended November 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$142		$41		$5		Not applicable
Class B1	1		—	[2]	Not applicable		Not applicable
Class C1	16		2		1		Not applicable
Class F-1[1]	3		1		—	[2]	Not applicable
Class F-2[1]	Not applicable		13		7		Not applicable
Class 529-A1	1		1		1		$1
Class 529-B1	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-C1	4		—	[2]	—	[2]	1
Class 529-E1	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1[1]	—		—	[2]	—	[2]	—	[2]
Class R-1[1]	1		—	[2]	—	[2]	Not applicable
Class R-2[1]	—	[2]	—	[2]	—	[2]	Not applicable
Class R-2E1	—		—	[2]	—	[2]	Not applicable
Class R-3[1]	1		1		—	[2]	Not applicable
Class R-4[1]	—	[2]	—	[2]	—	[2]	Not applicable
Class R-5E3	Not applicable		—	[2]	—	[2]	Not applicable
Class R-5[1]	Not applicable		—	[2]	—	[2]	Not applicable
Class R-6	Not applicable		—	[2]	456		Not applicable
Total class-specific expenses	$169		$59		$470		$2

[1]	This share class was offered beginning January 23, 2015.
[2]	Amount less than one thousand.
[3]	This share class was offered beginning November 20, 2015.

American Funds Inflation Linked Bond Fund	21

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of
	Sales[1]		dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2015

Class A	$97,746	10,218	$3	—	[2]	$(10,306)	(1,081)	$87,443	9,137
Class B3	248	26	—	—		(72)	(8)	176	18
Class C3	3,828	401	—	—		(592)	(62)	3,236	339
Class F-1[3]	4,415	464	—	—		(2,405)	(255)	2,010	209
Class F-2[3]	29,568	3,067	—	—		(10,885)	(1,152)	18,683	1,915
Class 529-A3	2,738	286	—	—		(289)	(30)	2,449	256
Class 529-B3	82	9	—	—		(48)	(5)	34	4
Class 529-C3	610	64	—	—		(102)	(11)	508	53
Class 529-E3	138	14	—	—		(4)	— [2]	134	14
Class 529-F-1[3]	252	27	—	—		(34)	(4)	218	23
Class R-1[3]	82	8	—	—		— [2]	— [2]	82	8
Class R-2[3]	161	17	—	—		— [2]	— [2]	161	17
Class R-2E3	10	1	—	—		—	—	10	1
Class R-3[3]	443	46	—	—		(20)	(2)	423	44
Class R-4[3]	191	20	—	—		—	—	191	20
Class R-5E4	10	1	—	—		—	—	10	1
Class R-5[3]	214	23	—	—		—	—	214	23
Class R-6	585,519	61,305	8,183	865		(26,258)	(2,733)	567,444	59,437
Total net increase (decrease)	$726,255	75,997	$8,186	865		$(51,015)	(5,343)	$683,426	71,519

Year ended November 30, 2014

Class A	$—	—	$—	—		$—	—	$—	—
Class R-6	310,156	32,288	45	5		(4,639)	(492)	305,562	31,801
Total net increase (decrease)	$310,156	32,288	$45	5		$(4,639)	(492)	$305,562	31,801

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	This share class was offered beginning January 23, 2015.
[4]	This share class was offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $421,303,000 and $418,144,000, respectively, during the year ended November 30, 2015.

10. Ownership concentration

At November 30, 2015, the fund had five shareholders that held more than 10% of the Class R-6 outstanding shares. The five shareholders were American Funds 2010 Target Date Retirement Fund, American Funds 2015 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund, American Funds 2025 Target Date Retirement Fund and American Funds 2030 Target Date Retirement Fund, with aggregate ownership of the fund’s Class R-6 outstanding shares of 12%, 19%, 30%, 23% and 14%, respectively. CRMC is the investment adviser to the five target date funds.

22	American Funds Inflation Linked Bond Fund

Financial highlights

		(Loss) income from
		investment operations[1]			Dividends and distributions
														Ratio of		Ratio of
														expenses to		expenses to
			Net (losses)											average net		average net		Ratio of
	Net asset	Net	gains on		Dividends			Total		Net asset				assets before		assets after		net income
	value,	investment	securities (both	Total from	(from net		Distributions	dividends		value,		Net assets,		reimburse-		reimburse-		(loss)
	beginning	income	realized and	investment	investment		(from capital	and		end	Total	end of period		ments/		ments/		to average
	of period	(loss)	unrealized)	operations	income)		gains)	distributions		of period	return[2,3]	(in millions)		waivers		waivers[3]		net assets[3]
Class A:
Year ended 11/30/2015	$9.70	$.09	$(.21)	$(.12)	$(.08)		$(.05)	$(.13)		$9.45	(1.25)%	$89		.80%		.79%		.99%
Year ended 11/30/2014	9.30	.13	.27	.40	—	[4]	—	—	[4]	9.70	4.32 [5]	3		.42	[5]	.42	[5]	1.39	[5]
Period from 12/14/2012 to 11/30/2013[6,7]	10.00	(.03)	(.67)	(.70)	—		—	—		9.30	(7.00)[5,8]	3		.61	[5,9]	.43	[5,9]	(.36)[5,9]
Class B:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.08	(.33)	(.25)	—		—	—		9.42	(2.58)[8,11]	—	[12]	1.34	[9,11]	1.33	[9,11]	.99	[9,11]
Class C:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.03	(.31)	(.28)	—		—	—		9.39	(2.90)[8]	3		1.55	[9]	1.54	[9]	.34	[9]
Class F-1:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.02	(.24)	(.22)	—		—	—		9.45	(2.27)[8]	2		.81	[9]	.81	[9]	.29	[9]
Class F-2:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.18	(.38)	(.20)	—		—	—		9.47	(2.07)[8]	18		.55	[9]	.55	[9]	2.18	[9]
Class 529-A:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.08	(.30)	(.22)	—		—	—		9.45	(2.27)[8]	3		.74	[9]	.73	[9]	.97	[9]
Class 529-B:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.08	(.32)	(.24)	—		—	—		9.43	(2.48)[8,11]	—	[12]	1.25	[9,11]	1.24	[9,11]	1.05	[9,11]

See page 25 for footnotes.

American Funds Inflation Linked Bond Fund	23

Financial highlights (continued)

		(Loss) income from
		investment operations[1]			Dividends and distributions
												Ratio of		Ratio of
												expenses to		expenses to
			Net (losses)									average net		average net		Ratio of
	Net asset	Net	gains on		Dividends		Total	Net asset				assets before		assets after		net income
	value,	investment	securities (both	Total from	(from net	Distributions	dividends	value,		Net assets,		reimburse-		reimburse-		(loss)
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period		ments/		ments/		to average
	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	return[2,3]	(in millions)		waivers		waivers[3]		net assets[3]
Class 529-C:
Period from 1/23/2015 to 11/30/2015[6,10]	$9.67	$.03	$(.31)	$(.28)	$—	$—	$—	$9.39	(2.90)%[8]	$1		1.62%[9]		1.60%[9]		.35%[9]
Class 529-E:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.09	(.33)	(.24)	—	—	—	9.43	(2.48)[8]	—	[12]	1.04	[9]	1.03	[9]	1.10	[9]
Class 529-F-1:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.10	(.30)	(.20)	—	—	—	9.47	(2.07)[8]	—	[12]	.64	[9]	.63	[9]	1.27	[9]
Class R-1:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.07	(.32)	(.25)	—	—	—	9.42	(2.58)[8,11]	—	[12]	1.41	[9,11]	1.41	[9,11]	.86	[9,11]
Class R-2:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	(.04)	(.22)	(.26)	—	—	—	9.41	(2.69)[8,11]	—	[12]	1.59	[9,11]	1.58	[9,11]	(.51)[9,11]
Class R-2E:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.04	(.25)	(.21)	—	—	—	9.46	(2.17)[5,8]	—	[12]	.74	[5,9]	.72	[5,9]	.51	[5,9]
Class R-3:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.02	(.26)	(.24)	—	—	—	9.43	(2.48)[8]	1		1.17	[9]	1.16	[9]	.20	[9]

24	American Funds Inflation Linked Bond Fund

		(Loss) income from
		investment operations[1]				Dividends and distributions
															Ratio of		Ratio of
															expenses to		expenses to
				Net (losses)											average net		average net		Ratio of
	Net asset	Net		gains on		Dividends			Total		Net asset				assets before		assets after		net income
	value,	investment		securities (both	Total from	(from net		Distributions	dividends		value,		Net assets,		reimburse-		reimburse-		(loss)
	beginning	income		realized and	investment	investment		(from capital	and		end	Total	end of period		ments/		ments/		to average
	of period	(loss)		unrealized)	operations	income)		gains)	distributions		of period	return[2,3]	(in millions)		waivers		waivers[3]		net assets[3]
Class R-4:
Period from 1/23/2015 to 11/30/2015[6,10]	$9.67	$.04		$(.26)	$(.22)	$—		$—	$—		$9.45	(2.27)%[8]	$—	[12]	.79%[9]		.79%[9]		.46%[9]
Class R-5E:
Period from 11/20/2015 to 11/30/2015[6,13]	9.43	—	[4]	.02	.02	—		—	—		9.45	.21 [8]	—	[12]	.02	[8]	.02	[8]	(.03)[8]
Class R-5:
Period from 1/23/2015 to 11/30/2015[6,10]	9.67	.10		(.30)	(.20)	—		—	—		9.47	(2.07)[8]	—	[12]	.52	[9]	.52	[9]	1.22	[9]
Class R-6:
Year ended 11/30/2015	9.69	.03		(.12)	(.09)	(.08)		(.05)	(.13)		9.47	(.95)	1,072		.48		.46		.36
Year ended 11/30/2014	9.29	.13		.27	.40	—	[4]	—	—	[4]	9.69	4.33	521		.46		.46		1.34
Period from 11/1/2013 to 11/30/2013[6,14]	9.33	—	[4]	(.04)	(.04)	—		—	—		9.29	(.43)[8]	204		.03	[8]	.03	[8]	—	[8,15]

	Year ended		For the period
	2015	2014	12/14/2012 to 11/30/2013[6,7,8]
Portfolio turnover rate for all share classes	801%	923%	543%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses.
[4]	Amount less than $.01.
[5]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	For the period December 14, 2012, commencement of operations, through November 30, 2013.
[8]	Not annualized.
[9]	Annualized.
[10]	This share class was offered beginning January 23, 2015 .
[11]	Although the fund has plans of distribution for some share classes, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	Amount less than $1 million.
[13]	Class R-5E shares were offered beginning November 20, 2015.
[14]	Class R-6 shares were offered beginning November 1, 2013.
[15]	Amount less than .01%.

See Notes to Financial Statements

American Funds Inflation Linked Bond Fund	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Inflation Linked Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Inflation Linked Bond Fund (the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
January 14, 2016

26	American Funds Inflation Linked Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2015, through November 30, 2015).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Inflation Linked Bond Fund	27

	Beginning account value 6/1/2015	Ending account value 11/30/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$982.33	$3.98	.80%
Class A - assumed 5% return	1,000.00	1,021.06	4.05	.80
Class B - actual return	1,000.00	979.21	6.65	1.34
Class B - assumed 5% return	1,000.00	1,018.35	6.78	1.34
Class C - actual return	1,000.00	978.13	7.59	1.53
Class C - assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class F-1 - actual return	1,000.00	981.31	3.97	.80
Class F-1 - assumed 5% return	1,000.00	1,021.06	4.05	.80
Class F-2 - actual return	1,000.00	983.38	2.68	.54
Class F-2 - assumed 5% return	1,000.00	1,022.36	2.74	.54
Class 529-A - actual return	1,000.00	982.33	3.43	.69
Class 529-A - assumed 5% return	1,000.00	1,021.61	3.50	.69
Class 529-B - actual return	1,000.00	979.23	6.55	1.32
Class 529-B - assumed 5% return	1,000.00	1,018.45	6.68	1.32
Class 529-C - actual return	1,000.00	978.13	7.93	1.60
Class 529-C - assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class 529-E - actual return	1,000.00	980.25	5.16	1.04
Class 529-E - assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class 529-F-1 - actual return	1,000.00	983.38	3.08	.62
Class 529-F-1 - assumed 5% return	1,000.00	1,021.96	3.14	.62
Class R-1 - actual return	1,000.00	979.21	7.19	1.45
Class R-1 - assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class R-2 - actual return	1,000.00	978.17	8.18	1.65
Class R-2 - assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class R-2E - actual return	1,000.00	982.35	3.73	.75
Class R-2E - assumed 5% return	1,000.00	1,021.31	3.80	.75
Class R-3 - actual return	1,000.00	979.23	5.81	1.17
Class R-3 - assumed 5% return	1,000.00	1,019.20	5.92	1.17
Class R-4 - actual return	1,000.00	981.31	3.92	.79
Class R-4 - assumed 5% return	1,000.00	1,021.11	4.00	.79
Class R-5E - actual return†	1,000.00	1,002.13	.16	.58
Class R-5E - assumed 5% return†	1,000.00	1,022.16	2.94	.58
Class R-5 - actual return	1,000.00	983.38	2.54	.51
Class R-5 - assumed 5% return	1,000.00	1,022.51	2.59	.51
Class R-6 - actual return	1,000.00	983.38	2.24	.45
Class R-6 - assumed 5% return	1,000.00	1,022.81	2.28	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 183 days.

28	American Funds Inflation Linked Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2015:

U.S. government income that may be exempt from state taxation	$6,771,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

American Funds Inflation Linked Bond Fund	29

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	None
James G. Ellis, 1947	2012	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2012	Private investor; former President and CEO, Fuller Consulting (financial management consulting firm)	81	None
Mary Davis Holt, 1950	2015	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2012	Private investor	83	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2012	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2012	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	2012	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2012	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2012	President and University Professor, The University of Tulsa	80	None

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2012	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

30	American Funds Inflation Linked Bond Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 1965 President	2012	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
		Director, The Capital Group Companies, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Inflation Linked Bond Fund	31

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

32	American Funds Inflation Linked Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Inflation Linked Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Inflation Linked Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$41,000
2015	$35,000

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	None
2015	$4,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$44,000
2015	$29,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	None
2015	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $44,000 for fiscal year 2014 and $55,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: January 29, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: January 29, 2016